Exhibit 99.1

CVR Energy Reports 2017 Third Quarter Results
And Announces Cash Dividend of 50 Cents

SUGAR LAND, Texas (Nov. 1, 2017) - CVR Energy, Inc. (NYSE: CVI) today announced third quarter 2017 net income of $22.2 million, or 26 cents per diluted share, on net sales of $1,453.8 million, compared to net income of $5.4 million, or 6 cents per diluted share, on net sales of $1,240.3 million for the 2016 third quarter. Third quarter 2017 adjusted EBITDA, a non-GAAP financial measure, was $90.9 million, compared to third quarter 2016 adjusted EBITDA of $58.2 million.

For the first nine months of 2017, net income was $33.9 million, or 39 cents per diluted share, on net sales of $4,395.3 million, compared to net income of $17.6 million, or 20 cents per diluted share, on net sales of $3,429.0 million for the same period a year earlier. Adjusted EBITDA for the first nine months of 2017 was $209.0 million, compared to adjusted EBITDA of $158.8 million for the first nine months of 2016.

“CVR Refining had a solid third quarter led by strong crack spreads and improved market conditions,” said Jack Lipinski, CVR Energy’s chief executive officer. “CVR Refining announced a 2017 third quarter cash distribution of 94 cents due to the exceptional performance of its Coffeyville, Kansas, refinery. CVR Refining’s Wynnewood, Oklahoma, refinery began planned fall maintenance at the end of September and is on schedule to complete its turnaround in early November. The large scale and cost of the Wynnewood turnaround will negatively impact its results for the year.

“CVR Partners successfully completed the scheduled turnaround at its East Dubuque, Illinois, fertilizer facility on time and within budget during the 2017 third quarter,” Lipinski said. “However, CVR Partners’ results were negatively impacted by continued low U.S. nitrogen fertilizer pricing and unplanned downtime at both the East Dubuque and Coffeyville fertilizer facilities related to maintenance issues. As a result, CVR Partners announced that it will not pay a cash distribution for the quarter.”

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported third quarter 2017 operating income of $98.7 million on net sales of $1,385.8 million, compared to operating income of $28.4 million on net sales of $1,163.5 million in the third quarter of 2016.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $13.72 in the 2017 third quarter, compared to $10.09 during the same period in 2016. Direct operating expenses (exclusive of depreciation and amortization), including major scheduled turnaround expenses, per crude oil throughput barrel, for the 2017 third quarter were $6.47, compared to $5.33 in the third quarter of 2016.

Third quarter 2017 throughputs of crude oil and all other feedstocks and blendstocks totaled 213,606 barrels per day (bpd), compared to third quarter 2016 throughputs of crude oil and all other feedstocks and blendstocks of 206,733 bpd.

Nitrogen Fertilizers Business

The fertilizer business, which is operated by CVR Partners and includes the Coffeyville and East Dubuque fertilizer facilities, reported a third quarter 2017 operating loss of $15.9 million on net sales of $69.4 million, compared to operating income of $2.4 million on net sales of $78.5 million for the third quarter of 2016.

For the third quarter of 2017, consolidated average realized gate prices for UAN and ammonia were $138 per ton and $214 per ton, respectively. Consolidated average realized gate prices for UAN and ammonia were $154 per ton and $345 per ton, respectively, for the same period in 2016.

CVR Partners’ fertilizer facilities produced a combined 180,700 tons of ammonia during the third quarter of 2017, of which 46,200 net tons were available for sale while the rest was upgraded to other fertilizer products, including 306,600 tons of UAN. In the 2016 third quarter, the fertilizer facilities produced 200,800 tons of ammonia, of which 60,300 net tons were available for sale while the remainder was upgraded to other fertilizer products, including 317,200 tons of UAN.

Cash, Debt and Dividend

Consolidated cash and cash equivalents was $849.1 million at Sept. 30, 2017. Consolidated total debt was $1,166.1 million at Sept. 30, 2017. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

CVR Energy also announced a third quarter 2017 cash dividend of 50 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on Nov. 17, 2017, to stockholders of record on Nov. 10, 2017. CVR Energy’s third quarter cash dividend brings the cumulative cash dividends paid or declared for the first nine months of 2017 to $1.50 per share.

Today, CVR Refining announced a 2017 third quarter cash distribution of 94 cents per common unit. CVR Partners announced that it will not pay a cash distribution for the 2017 third quarter.

Third Quarter 2017 Earnings Conference Call

CVR Energy previously announced that it will host its third quarter 2017 Earnings Conference Call for analysts and investors on Wednesday, Nov. 1, at 3 p.m. Eastern. The Earnings Conference Call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.

The Earnings Conference Call will be broadcast live over the Internet at https://www.webcaster4.com/Webcast/Page/1003/23020. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the webcast will be archived and available for 14 days at https://www.webcaster4.com/Webcast/Page/1003/23020. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13672109.

# # #

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 66 percent of the common units of CVR Refining and 34 percent of the common units of CVR Partners.

For further information, please contact:

Investor Contact:
Jay Finks
CVR Energy, Inc.
(281) 207-3588
InvestorRelations@CVREnergy.com

Media Relations:
Brandee Stephens
CVR Energy, Inc.
(281) 207-3516
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operational Data (all information in this release is unaudited other than the balance sheet data as of December 31, 2016).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$1,453.8	$1,240.3	$4,395.3	$3,429.0
Operating costs and expenses:
Cost of materials and other	1,132.4	1,005.7	3,582.2	2,719.3
Direct operating expenses(1)	161.1	129.5	423.4	409.2
Depreciation and amortization	51.3	48.1	151.7	134.5
Cost of sales	1,344.8	1,183.3	4,157.3	3,263.0
Selling, general and administrative expenses(1)	27.3	27.8	82.7	81.7
Depreciation and amortization	2.8	2.0	7.5	6.3
Operating income	78.9	27.2	147.8	78.0
Interest expense and other financing costs	(27.6)	(26.2)	(82.3)	(56.8)
Interest income	0.2	0.2	0.8	0.5
Loss on derivatives, net	(17.0)	(1.7)	(4.8)	(4.8)
Loss on extinguishment of debt	—	—	—	(5.1)
Other income, net	—	5.0	0.1	5.5
Income before income tax expense	34.5	4.5	61.6	17.3
Income tax expense	9.2	2.5	17.4	2.3
Net income	25.3	2.0	44.2	15.0
Less: Net income (loss) attributable to noncontrolling interest	3.1	(3.4)	10.3	(2.6)
Net income attributable to CVR Energy stockholders	$22.2	$5.4	$33.9	$17.6

Basic and diluted earnings per share	$0.26	$0.06	$0.39	$0.20
Dividends declared per share	$0.50	$0.50	$1.50	$1.50

Adjusted EBITDA*	$90.9	$58.2	$209.0	$158.8
Adjusted net income*	$32.0	$11.5	$51.8	$37.0
Adjusted net income per diluted share*	$0.37	$0.13	$0.60	$0.43

Weighted-average common shares outstanding - basic and diluted	86.8	86.8	86.8	86.8
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses and selling, general and administrative expenses for the three and nine months ended September 30, 2017 and 2016 are shown exclusive of depreciation and amortization, which amounts are presented separately below direct operating expenses and selling, general and administrative expenses.

	As of September 30, 2017	As of December 31, 2016
		(audited)
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$849.1	$735.8
Working capital	765.0	749.6
Total assets	4,032.8	4,050.2
Total debt, including current portion	1,166.1	1,164.6
Total CVR stockholders’ equity	761.8	858.1

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$84.7	$149.0	$326.8	$218.9
Investing activities	(21.6)	(16.9)	(80.4)	(172.0)
Financing activities	(43.9)	(60.1)	(133.1)	(49.4)
Net cash flow	$19.2	$72.0	$113.3	$(2.5)

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as serve as the general partner. The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Detailed operating results for the Petroleum segment for the three and nine months ended September 30, 2017 are included in CVR Refining’s press release dated November 1, 2017. The Nitrogen Fertilizer segment is operated by CVR Partners, LP (“CVR Partners”), in which we own approximately 34% of the common units as of September 30, 2017 and serve as the general partner. On April 1, 2016, CVR Partners completed the merger (the "East Dubuque Merger") whereby CVR Partners acquired a nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the "East Dubuque Facility"). The Nitrogen Fertilizer segment consists of a nitrogen fertilizer manufacturing facility located in Coffeyville, Kansas, and the East Dubuque Facility beginning on April 1, 2016, the date of the closing of the acquisition. Detailed operating results for the Nitrogen Fertilizer segment for the three and nine months ended September 30, 2017 are included in CVR Partners’ press release dated November 1, 2017.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three Months Ended September 30, 2017
Net sales	$1,385.8	$69.4	$(1.4)	$1,453.8
Cost of materials and other	1,114.4	19.4	(1.4)	1,132.4
Direct operating expenses (1)	99.2	37.8	(0.1)	136.9
Major scheduled turnaround expenses	21.7	2.5	—	24.2
Selling, general and administrative	18.8	6.1	2.4	27.3
Depreciation and amortization	33.0	19.5	1.6	54.1
Operating income (loss)	$98.7	$(15.9)	$(3.9)	$78.9

Capital expenditures	$18.7	$2.8	$1.0	$22.5

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Nine Months Ended September 30, 2017
Net sales	$4,147.5	$252.6	$(4.8)	$4,395.3
Cost of materials and other	3,523.7	63.3	(4.8)	3,582.2
Direct operating expenses (1)	271.9	111.4	0.1	383.4
Major scheduled turnaround expenses	37.4	2.6	—	40.0
Selling, general and administrative	57.7	18.8	6.2	82.7
Depreciation and amortization	99.5	54.9	4.8	159.2
Operating income (loss)	$157.3	$1.6	$(11.1)	$147.8

Capital expenditures	$66.1	$11.4	$2.4	$79.9

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three Months Ended September 30, 2016
Net sales	$1,163.5	$78.5	$(1.7)	$1,240.3
Cost of materials and other	987.5	19.9	(1.7)	1,005.7
Direct operating expenses (1)	97.0	32.5	—	129.5
Major scheduled turnaround expenses	—	—	—	—
Selling, general and administrative	18.1	7.3	2.4	27.8
Depreciation and amortization	32.5	16.4	1.2	50.1
Operating income (loss)	$28.4	$2.4	$(3.6)	$27.2

Capital expenditures	$15.4	$6.4	$1.0	$22.8

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Nine Months Ended September 30, 2016
Net sales	$3,161.9	$271.4	$(4.3)	$3,429.0
Cost of materials and other	2,651.7	72.2	(4.6)	2,719.3
Direct operating expenses (1)	267.2	103.8	0.1	371.1
Major scheduled turnaround expenses	31.5	6.6	—	38.1
Selling, general and administrative	53.4	22.0	6.3	81.7
Depreciation and amortization	95.6	41.0	4.2	140.8
Operating income (loss)	$62.5	$25.8	$(10.3)	$78.0

Capital expenditures	$83.4	$18.3	$3.9	$105.6

(1)	Excluding turnaround expenses.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
September 30, 2017
Cash and cash equivalents	$560.4	$70.0	$218.7	$849.1
Total assets	2,500.7	1,275.8	256.3	4,032.8
Total debt, including current portion	540.9	625.2	—	1,166.1

December 31, 2016
Cash and cash equivalents	$314.1	$55.6	$366.1	$735.8
Total assets	2,331.9	1,312.2	406.1	4,050.2
Total debt, including current portion	541.5	623.1	—	1,164.6

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, of which we own a majority interest and serve as the general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the three and nine months ended September 30, 2017 are included in CVR Refining’s press release dated November 1, 2017.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions)
Petroleum Segment Summary Financial Results:
Net sales	$1,385.8	$1,163.5	$4,147.5	$3,161.9
Operating costs and expenses:
Cost of materials and other	1,114.4	987.5	3,523.7	2,651.7
Direct operating expenses(1)	99.2	97.0	271.9	267.2
Major scheduled turnaround expenses	21.7	—	37.4	31.5
Depreciation and amortization	31.8	31.9	96.8	93.7
Cost of sales	1,267.1	1,116.4	3,929.8	3,044.1
Selling, general and administrative expenses(1)	18.8	18.1	57.7	53.4
Depreciation and amortization	1.2	0.6	2.7	1.9
Operating income	98.7	28.4	157.3	62.5
Interest expense and other financing costs	(12.0)	(10.8)	(35.2)	(31.7)
Interest income	0.2	—	0.4	—
Loss on derivatives, net	(17.0)	(1.7)	(4.8)	(4.8)
Other income, net	0.1	—	0.1	—
Income before income tax expense	70.0	15.9	117.8	26.0
Income tax expense	—	—	—	—
Net income	$70.0	$15.9	$117.8	$26.0

Gross profit	$118.7	$47.1	$217.7	$117.8
Refining margin*	$271.4	$176.0	$623.8	$510.2
Refining margin adjusted for FIFO impact*	$256.5	$183.7	$624.6	$480.5
Adjusted Petroleum EBITDA*	$138.6	$75.3	$296.2	$195.1
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expense and selling, general and administrative expenses for the three and nine months ended September 30, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses and selling, general and administrative expenses.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(dollars per barrel)
Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit	$6.35	$2.59	$3.79	$2.21
Refining margin*	14.52	9.66	10.86	9.55
FIFO impact, (favorable) unfavorable	(0.80)	0.43	0.01	(0.56)
Refining margin adjusted for FIFO impact*	13.72	10.09	10.87	8.99
Direct operating expenses and major scheduled turnaround expenses	6.47	5.33	5.38	5.59
Direct operating expenses excluding major scheduled turnaround expenses	5.31	5.33	4.73	5.00
Direct operating expenses and major scheduled turnaround expenses per barrel sold	6.26	5.04	5.08	5.24
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$5.13	$5.04	$4.47	$4.68
Barrels sold (barrels per day)	210,002	209,228	222,889	208,192
______________________________
* See “Use of Non-GAAP Financial Measures” below.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2017		2016		2017		2016
Petroleum Segment Summary		%		%		%		%
Refining Throughput and Production Data (bpd):
Throughput:
Sweet	196,342	91.9	176,404	85.3	198,750	89.8	174,594	85.4
Medium	—	—	1,983	1.0	—	—	2,321	1.1
Heavy sour	6,751	3.2	19,568	9.5	11,643	5.3	17,978	8.9
Total crude oil throughput	203,093	95.1	197,955	95.8	210,393	95.1	194,893	95.4
All other feedstocks and blendstocks	10,513	4.9	8,778	4.2	10,943	4.9	9,476	4.6
Total throughput	213,606	100.0	206,733	100.0	221,336	100.0	204,369	100.0
Production:
Gasoline	105,712	49.5	106,120	51.2	112,268	50.6	106,774	52.2
Distillate	89,655	42.0	84,669	40.9	92,046	41.5	83,101	40.6
Other (excluding internally produced fuel)	18,107	8.5	16,390	7.9	17,385	7.9	14,738	7.2
Total refining production (excluding internally produced fuel)	213,474	100.0	207,179	100.0	221,699	100.0	204,613	100.0
Product price (dollars per gallon):
Gasoline	$1.63		$1.45		$1.56		$1.31
Distillate	1.67		1.45		1.58		1.30

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$48.20	$44.94	$49.36	$41.53
Crude Oil Differentials:
WTI less WTS (light/medium sour)	0.97	1.47	1.15	0.82
WTI less WCS (heavy sour)	10.48	14.23	11.42	13.59
NYMEX Crack Spreads:
Gasoline	20.42	13.73	17.74	16.24
Heating Oil	21.05	14.34	17.24	13.04
NYMEX 2-1-1 Crack Spread	20.73	14.03	17.49	14.64
PADD II Group 3 Basis:
Gasoline	(1.18)	0.48	(2.37)	(3.59)
Ultra Low Sulfur Diesel	0.85	1.01	(0.44)	(0.38)
PADD II Group 3 Product Crack Spread:
Gasoline	19.23	14.21	15.37	12.65
Ultra Low Sulfur Diesel	21.90	15.35	16.80	12.65
PADD II Group 3 2-1-1	20.57	14.78	16.09	12.65

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$939.3	$788.1	$2,750.5	$2,094.1
Cost of materials and other	767.7	669.9	2,349.7	1,763.3
Direct operating expenses(1)	56.7	50.7	154.9	144.5
Major scheduled turnaround expenses	—	—	—	31.5
Depreciation and amortization	17.4	17.7	53.8	51.2
Gross profit	97.5	49.8	192.1	103.6
Add:
Direct operating expenses(1)	56.7	50.7	154.9	144.5
Major scheduled turnaround expenses	—	—	—	31.5
Depreciation and amortization	17.4	17.7	53.8	51.2
Refining margin*	171.6	118.2	400.8	330.8
FIFO impact, (favorable) unfavorable	(10.1)	4.0	1.5	(22.4)
Refining margin adjusted for FIFO impact*	$161.5	$122.2	$402.3	$308.4

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit	$8.26	$4.15	$5.37	$3.12
Refining margin*	14.52	9.86	11.21	9.94
FIFO impact, (favorable) unfavorable	(0.86)	0.33	0.04	(0.67)
Refining margin adjusted for FIFO impact*	13.66	10.19	11.25	9.27
Direct operating expenses and major scheduled turnaround expenses	4.80	4.23	4.33	5.29
Direct operating expenses excluding major scheduled turnaround expenses	4.80	4.23	4.33	4.34
Direct operating expenses and major scheduled turnaround expenses per barrel sold	4.50	3.93	3.99	4.80
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$4.50	$3.93	$3.99	$3.94
Barrels sold (barrels per day)	136,776	140,256	142,238	133,729
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses for the three and nine months ended September 30, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2017		2016		2017		2016
		%		%		%		%
Coffeyville Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	121,710	89.6	110,825	81.0	119,361	85.8	101,803	79.2
Medium	—	—	—	—	—	—	1,641	1.3
Heavy sour	6,751	5.0	19,568	14.3	11,643	8.4	17,978	13.9
Total crude oil throughput	128,461	94.6	130,393	95.3	131,004	94.2	121,422	94.4
All other feedstocks and blendstocks	7,415	5.4	6,399	4.7	8,124	5.8	7,193	5.6
Total throughput	135,876	100.0	136,792	100.0	139,128	100.0	128,615	100.0
Production:
Gasoline	67,598	49.1	70,013	50.3	70,697	50.1	67,298	51.5
Distillate	57,654	41.9	57,839	41.6	58,927	41.7	54,192	41.5
Other (excluding internally produced fuel)	12,355	9.0	11,286	8.1	11,619	8.2	9,191	7.0
Total refining production (excluding internally produced fuel)	137,607	100.0	139,138	100.0	141,243	100.0	130,681	100.0

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$445.3	$374.3	$1,393.7	$1,064.4
Cost of materials and other	346.9	317.7	1,174.6	888.5
Direct operating expenses(1)	42.5	46.3	117.0	122.7
Major scheduled turnaround expenses	21.7	—	37.4	—
Depreciation and amortization	12.9	12.7	38.5	37.9
Gross profit (loss)	21.3	(2.4)	26.2	15.3
Add:
Direct operating expenses(1)	42.5	46.3	117.0	122.7
Major scheduled turnaround expenses	21.7	—	37.4	—
Depreciation and amortization	12.9	12.7	38.5	37.9
Refining margin*	98.4	56.6	219.1	175.9
FIFO impact, (favorable) unfavorable	(4.8)	3.8	(0.7)	(7.3)
Refining margin adjusted for FIFO impact*	$93.6	$60.4	$218.4	$168.6

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit (loss)	$3.10	$(0.39)	$1.21	$0.76
Refining margin*	14.33	9.10	10.11	8.74
FIFO impact, (favorable) unfavorable	(0.70)	0.61	(0.03)	(0.36)
Refining margin adjusted for FIFO impact*	13.63	9.71	10.08	8.38
Direct operating expenses and major scheduled turnaround expenses	9.35	7.45	7.13	6.10
Direct operating expenses excluding major scheduled turnaround expenses	6.18	7.45	5.40	6.10
Direct operating expenses and major scheduled turnaround expenses per barrel sold	9.53	7.29	7.01	6.01
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$6.30	$7.29	$5.32	$6.01
Barrels sold (barrels per day)	73,226	68,971	80,651	74,463
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses for the three and nine months ended September 30, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2017		2016		2017		2016
		%		%		%		%
Wynnewood Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	74,632	96.0	65,579	93.8	79,389	96.6	72,791	96.1
Medium	—	—	1,983	2.8	—	—	680	0.9
Heavy sour	—	—	—	—	—	—	—	—
Total crude oil throughput	74,632	96.0	67,562	96.6	79,389	96.6	73,471	97.0
All other feedstocks and blendstocks	3,098	4.0	2,379	3.4	2,819	3.4	2,283	3.0
Total throughput	77,730	100.0	69,941	100.0	82,208	100.0	75,754	100.0
Production:
Gasoline	38,114	50.2	36,107	53.1	41,571	51.6	39,476	53.4
Distillate	32,001	42.2	26,830	39.4	33,119	41.2	28,909	39.1
Other (excluding internally produced fuel)	5,752	7.6	5,104	7.5	5,766	7.2	5,547	7.5
Total refining production (excluding internally produced fuel)	75,867	100.0	68,041	100.0	80,456	100.0	73,932	100.0

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we own approximately 34% of the common units as of September 30, 2017 and serve as the general partner. The financial and operational data include the results of the East Dubuque Facility beginning on April 1, 2016, the date of the closing of the acquisition. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the three and nine months ended September 30, 2017 are included in CVR Partners’ press release dated November 1, 2017.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions)
Nitrogen Fertilizer Segment Business Financial Results:
Net sales	$69.4	$78.5	$252.6	$271.4
Cost of materials and other	19.4	19.9	63.3	72.2
Direct operating expenses(1)	37.8	32.5	111.4	103.8
Major scheduled turnaround expenses	2.5	—	2.6	6.6
Depreciation and amortization	19.5	16.4	54.9	41.0
Cost of sales	79.2	68.8	232.2	223.6
Selling, general and administrative expenses	6.1	7.3	18.8	22.0
Operating income (loss)	(15.9)	2.4	1.6	25.8
Interest expense and other financing costs	(15.7)	(15.6)	(47.1)	(32.8)
Loss on extinguishment of debt	—	—	—	(5.1)
Other income, net	—	—	0.1	—
Loss before income tax expense	(31.6)	(13.2)	(45.4)	(12.1)
Income tax expense	—	0.2	—	0.3
Net loss	$(31.6)	$(13.4)	$(45.4)	$(12.4)

Adjusted Nitrogen Fertilizer EBITDA*	$5.0	$17.4	$58.1	$74.4

* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses for the three and nine months ended September 30, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Nitrogen Fertilizer Segment Key Operating Statistics:

Consolidated sales (thousand tons):
Ammonia	65.3	47.7	201.8	145.7
UAN	299.1	296.0	951.6	902.4

Consolidated product pricing at gate (dollars per ton) (1):
Ammonia	$214	$345	$287	$385
UAN	$138	$154	$158	$187

Consolidated production volume (thousand tons):
Ammonia (gross produced) (2)	180.7	200.8	615.2	485.9
Ammonia (net available for sale) (2)	46.2	60.3	203.7	121.0
UAN	306.6	317.2	962.3	861.9

Feedstock:
Petroleum coke used in production (thousand tons)	114.3	126.8	371.0	384.4
Petroleum coke used in production (dollars per ton)	$18	$13	$18	$14
Natural gas used in production (thousands of MMBtus)	1,555.4	2,075.5	5,780.7	3,471.6
Natural gas used in production (dollars per MMBtu)(3)	$3.12	$2.97	$3.25	$2.75
Natural gas in cost of materials and other (thousands of MMBtus)	1,934.9	1,679.5	5,898.3	2,742.5
Natural gas in cost of materials and other (dollars per MMBtu)(3)	$3.15	$2.92	$3.30	$2.68

Coffeyville Facility on-stream factor (4):
Gasification	96.3%	95.9%	98.0%	97.2%
Ammonia	93.5%	94.7%	96.7%	96.2%
UAN	93.9%	94.1%	92.6%	93.1%

East Dubuque Facility on-stream factors (4):
Ammonia	76.3%	94.4%	91.9%	81.7%
UAN	77.1%	92.9%	91.5%	81.1%

Market Indicators:
Ammonia — Southern Plains (dollars per ton)	$238	$315	$314	$368
Ammonia — Corn belt (dollars per ton)	$303	$372	$364	$432
UAN — Corn belt (dollars per ton)	$165	$188	$192	$218
Natural gas NYMEX (dollars per MMBtu)	$2.95	$2.79	$3.05	$2.35

(1)
Product pricing at gate represents net sales less freight revenue divided by product sales volume in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(2)
Gross tons produced for ammonia represent total ammonia produced, including ammonia produced that was upgraded into other fertilizer products. Net tons available for sale represent the ammonia available for sale that was not upgraded into other fertilizer products.

(3)	The cost per MMBtu excludes derivative activity, when applicable. The impact of natural gas derivative activity during the periods presented was not material.

(4)	On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is included as a measure of operating efficiency.

Coffeyville Facility
The Linde air separation unit experienced a shut down during the second quarter of 2017. Following the Linde outage, the Coffeyville Facility UAN unit experienced a number of operational challenges, resulting in approximately 11 days of UAN downtime during the second quarter of 2017. Excluding the impact of the Linde air separation unit outage at the Coffeyville Facility, the UAN unit on-stream factors at the Coffeyville Facility would have been 96.7% for the nine months ended September 30, 2017.

East Dubuque Facility
Excluding the impact of approximately 14 days of downtime associated with the 2017 full facility turnaround at the East Dubuque Facility, the on-stream factors at the East Dubuque Facility would have been 91.3% for ammonia and 91.8% for UAN for the three months ended September 30, 2017 and 96.9% for ammonia and 96.4% for UAN for the nine months ended September 30, 2017.

Excluding the impact of approximately 28 days of downtime associated with the 2016 full facility turnaround at the East Dubuque Facility, the on-stream factors at the East Dubuque Facility would have been 97.2% for ammonia and 96.2% for UAN for the six months ended September 30, 2016.

Use of Non-GAAP Financial Measures

To supplement our actual results in accordance with GAAP for the applicable periods, we also use the non-GAAP financial measures noted above, which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of our financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income (loss) is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income (loss) provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income (loss) per diluted share represents adjusted net income (loss) divided by weighted-average diluted shares outstanding. Adjusted net income (loss) represents net income (loss), as adjusted, that is attributable to CVR Energy stockholders.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions, except per share data)
Reconciliation of Income before income tax expense to Adjusted Net Income:
Income before income tax expense	$34.5	$4.5	$61.6	$17.3
Adjustments:
FIFO impact, (favorable) unfavorable	(14.9)	7.7	0.8	(29.7)
Major scheduled turnaround expenses	24.2	—	40.0	38.1
Loss on derivatives, net	17.0	1.7	4.8	4.8
Current period settlement on derivative contracts (1)	—	6.7	1.1	35.2
Loss on extinguishment of debt	—	—	—	5.1
Expenses associated with the East Dubuque Merger (2)	—	0.7	—	3.1
Insurance recovery - business interruption (3)	(1.1)	(2.1)	(1.1)	(2.1)
Adjusted net income before income tax expense and noncontrolling interest	59.7	19.2	107.2	71.8
Adjusted net income attributed to noncontrolling interest	(12.1)	(1.1)	(26.3)	(19.7)
Income tax expense, as adjusted	(15.6)	(6.6)	(29.1)	(15.1)
Adjusted net income	$32.0	$11.5	$51.8	$37.0

Adjusted net income per diluted share	$0.37	$0.13	$0.60	$0.43

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of materials and other. Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of materials and other at which they are able to sell refined products. Each of the components used in this calculation (net sales and cost of materials and other) can be taken directly from our Petroleum segment's Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate the Petroleum segment’s ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of materials and other adjusted for FIFO impact. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of materials and other (taking into account the impact of the utilization of FIFO) at which they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in a favorable FIFO impact when crude oil prices increase and an unfavorable FIFO impact when crude oil prices decrease.

The calculation of refining margin and refining margin adjusted for FIFO impact (each a non-GAAP financial measure), including a reconciliation to the most directly comparable GAAP financial measure for the three and nine months ended September 30, 2017 and 2016 is as follows:

Petroleum Segment Operating Data
	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions)
Net sales	$1,385.8	$1,163.5	$4,147.5	$3,161.9
Operating costs and expenses:
Cost of materials and other	1,114.4	987.5	3,523.7	2,651.7
Direct operating expenses (exclusive of depreciation and amortization and major scheduled turnaround expenses as reflected below)	99.2	97.0	271.9	267.2
Major scheduled turnaround expenses	21.7	—	37.4	31.5
Depreciation and amortization	31.8	31.9	96.8	93.7
Gross profit	118.7	47.1	217.7	117.8
Add:
Direct operating expenses (exclusive of depreciation and amortization and major scheduled turnaround expenses as reflected below)	99.2	97.0	271.9	267.2
Major scheduled turnaround expenses	21.7	—	37.4	31.5
Depreciation and amortization	31.8	31.9	96.8	93.7
Refining margin	271.4	176.0	623.8	510.2
FIFO impact, (favorable) unfavorable	(14.9)	7.7	0.8	(29.7)
Refining margin adjusted for FIFO impact	$256.5	$183.7	$624.6	$480.5

The calculation of refining margin per crude oil throughput barrel and refining margin adjusted for FIFO impact per crude oil throughput barrel for the three and nine months ended September 30, 2017 and 2016 is as follows:

Petroleum Segment Operating Data
	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Total crude oil throughput barrels per day	203,093	197,955	210,393	194,893
Days in the period	92	92	273	274
Total crude oil throughput barrels	18,684,556	18,211,860	57,437,289	53,400,682

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin	$271.4	$176.0	$623.8	$510.2
Divided by: crude oil throughput barrels	18.7	18.2	57.4	53.4
Refining margin per crude oil throughput barrel	$14.52	$9.66	$10.86	$9.55

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin adjusted for FIFO impact	$256.5	$183.7	$624.6	$480.5
Divided by: crude oil throughput barrels	18.7	18.2	57.4	53.4
Refining margin adjusted for FIFO impact per crude oil throughput barrel	$13.72	$10.09	$10.87	$8.99

Coffeyville Refinery
	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Total crude oil throughput barrels per day	128,461	130,393	131,004	121,422
Days in the period	92	92	273	274
Total crude oil throughput barrels	11,818,412	11,996,156	35,764,092	33,269,628

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin	$171.6	$118.2	$400.8	$330.8
Divided by: crude oil throughput barrels	11.8	12.0	35.8	33.3
Refining margin per crude oil throughput barrel	$14.52	$9.86	$11.21	$9.94

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin adjusted for FIFO impact	$161.5	$122.2	$402.3	$308.4
Divided by: crude oil throughput barrels	11.8	12.0	35.8	33.3
Refining margin adjusted for FIFO impact per crude oil throughput barrel	$13.66	$10.19	$11.25	$9.27

Wynnewood Refinery
	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Total crude oil throughput barrels per day	74,632	67,562	79,389	73,471
Days in the period	92	92	273	274
Total crude oil throughput barrels	6,866,144	6,215,704	21,673,197	20,131,054

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin	$98.4	$56.6	$219.1	$175.9
Divided by: crude oil throughput barrels	6.9	6.2	21.7	20.1
Refining margin per crude oil throughput barrel	$14.33	$9.10	$10.11	$8.74

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin adjusted for FIFO impact	$93.6	$60.4	$218.4	$168.6
Divided by: crude oil throughput barrels	6.9	6.2	21.7	20.1
Refining margin adjusted for FIFO impact per crude oil throughput barrel	$13.63	$9.71	$10.08	$8.38

EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) attributable to CVR Energy stockholders before consolidated (i) interest expense and other financing costs, net of interest income, (ii) income tax expense (benefit), and (iii) depreciation and amortization, less the portion of these adjustments attributable to non-controlling interest. Adjusted EBITDA represents EBITDA adjusted for, as applicable, consolidated (i) FIFO impact (favorable) unfavorable; (ii) loss on extinguishment of debt; (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) business interruption insurance recovery and (vii) expenses associated with the East Dubuque Merger, less the portion of these adjustments attributable to non-controlling interest. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. EBITDA and Adjusted EBITDA represent EBITDA and Adjusted EBITDA that is attributable to CVR Energy stockholders.

A reconciliation of net income attributable to CVR Energy stockholders to EBITDA and EBITDA to Adjusted EBITDA for the three and nine months ended September 30, 2017 and 2016 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions)
Net income attributable to CVR Energy stockholders	$22.2	$5.4	$33.9	$17.6
Add:
Interest expense and other financing costs, net of interest income	27.4	26.0	81.5	56.3
Income tax expense	9.2	2.5	17.4	2.3
Depreciation and amortization	54.1	50.1	159.2	140.8
Adjustments attributable to noncontrolling interest	(38.3)	(35.9)	(112.7)	(90.3)
EBITDA	74.6	48.1	179.3	126.7
Add:
FIFO impact, (favorable) unfavorable	(14.9)	7.7	0.8	(29.7)
Major scheduled turnaround expenses	24.2	—	40.0	38.1
Loss on derivatives, net	17.0	1.7	4.8	4.8
Current period settlement on derivative contracts (1)	—	6.7	1.1	35.2
Loss on extinguishment of debt	—	—	—	5.1
Expenses associated with the East Dubuque Merger (2)	—	0.7	—	3.1
Insurance recovery - business interruption (3)	(1.1)	(2.1)	(1.1)	(2.1)
Adjustments attributable to noncontrolling interest	(8.9)	(4.6)	(15.9)	(22.4)
Adjusted EBITDA	$90.9	$58.2	$209.0	$158.8

Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for, as applicable (i) FIFO impact (favorable) unfavorable; (ii) loss on extinguishment of debt; (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) expenses associated with the East Dubuque Merger and (vii) business interruption insurance recovery, less the portion of these adjustments attributable to noncontrolling interest. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.

A reconciliation of net income (loss) to EBITDA and EBITDA to Adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the three and nine months ended September 30, 2017 and 2016 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions)
Petroleum:
Petroleum net income	$70.0	$15.9	$117.8	$26.0
Add:
Interest expense and other financing costs, net of interest income	11.8	10.8	34.8	31.7
Income tax expense	—	—	—	—
Depreciation and amortization	33.0	32.5	99.5	95.6
Petroleum EBITDA	114.8	59.2	252.1	153.3
Add:
FIFO impact, (favorable) unfavorable	(14.9)	7.7	0.8	(29.7)
Major scheduled turnaround expenses	21.7	—	37.4	31.5
Loss on derivatives, net	17.0	1.7	4.8	4.8
Current period settlements on derivative contracts (1)	—	6.7	1.1	35.2
Adjusted Petroleum EBITDA	$138.6	$75.3	$296.2	$195.1

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions)
Nitrogen Fertilizer:
Nitrogen fertilizer net loss	$(31.6)	$(13.4)	$(45.4)	$(12.4)
Add:
Interest expense and other financing costs, net	15.7	15.6	47.1	32.8
Income tax expense	—	0.2	—	0.3
Depreciation and amortization	19.5	16.4	54.9	41.0
Nitrogen Fertilizer EBITDA	3.6	18.8	56.6	61.7
Add:
Major scheduled turnaround expenses	2.5	—	2.6	6.6
Loss on extinguishment of debt	—	—	—	5.1
Expenses associated with the East Dubuque Merger (2)	—	0.7	—	3.1
Insurance recovery - business interruption (3)	(1.1)	(2.1)	(1.1)	(2.1)
Adjusted Nitrogen Fertilizer EBITDA	$5.0	$17.4	$58.1	$74.4

(1)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2)
On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses.

(3)	CVR Partners received business interruption insurance recoveries of $1.1 million and $2.1 million in the third quarter of 2017 and 2016, respectively.

Derivatives Summary. The Petroleum segment enters into commodity swap contracts through crack spread swap agreements with financial counterparties to fix the spread risk between the refineries' crude oil purchases and the refined products the refineries produce for sale. Through these swaps, the Petroleum segment will sell a fixed differential for the value between the selected refined product benchmark and the benchmark crude oil price, thereby locking in a margin for a portion of the refineries' production. The physical volumes are not exchanged and these contracts are net settled with cash. From time to time, the Petroleum segment holds various NYMEX positions through a third-party clearing house.

The table below summarizes the Petroleum segment's open commodity swap positions as of September 30, 2017. The positions are primarily in the form of crack spread swap agreements with financial counterparties, wherein the Petroleum segment has locked in differentials at the fixed prices noted below. As of September 30, 2017, the open commodity swap positions for 2017 and 2018 were comprised of approximately 39.8% for 2-1-1 crack swaps, 30.1% for distillate crack swaps and 30.1% for gasoline crack swaps.

Commodity Swaps	Barrels	Fixed Price (1)
Fourth Quarter 2017	7,050,000	$17.80

First Quarter 2018	7,050,000	18.66
Second Quarter 2018	1,950,000	21.09
Third Quarter 2018	150,000	19.22

Total	16,200,000	$18.59

(1)	Weighted-average price of all positions for period indicated.